Exhibit 99.1

ASSET RICH DEBT FREE LEVERAGE TO GOLD, SILVER & COPPER TD Securities Mining Conference January 18, 2017

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. To see end notes, technical disclosure, cautionary guidance, and cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf If you are risk adverse, don’t buy our stock. Don’t rely on anything in this presentation.

3 MUX’s SCORE S – Strategy C – Competitive Advantage O – Operations R – Results E – Exploration Gold

4 MUX’s SCORE Strategy Higher Share Price Profitable Growth S&P 500 Dividends +$2.2 Trillion Direct Investment in S&P Companies Lower Cost of Capital More Stable Shareowner Base MUX Requires +700,000 oz / yr

5 MUX’s SCORE Competitive Advantage Strong Financials Revenue Upside Protected, Unencumbered by Sale of Royalties, Streams or Hedging Large Insider Ownership Provides Strong Financial Discipline Accomplished Management Team High Beta

Generating Positive Free Cash Flow 6 1Based on internal estimates. 2 Treasury in cash, investments and precious metals at market price. As of December 31, 2016 US$ Millions US$ Millions Treasury Growing2 No Debt No Streaming No Royalties No Financing Treasury2 $64 M $32M1 $15.6M $0 $10 $20 $30 $40 $50 $60 $70 Dec-31 Dec-31 Dec-31 2014 2015 2016 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 2013 2014 2015 2016

Cost Base $127M Big Insider Ownership Strong Alignment with Shareowners 7 Rob McEwen Chief Owner 25% $1 Annual salary No cash bonus No options

Building Management for Growth 8 Xavier Ochoa Extensive experience with all stages of feasibility, development and operations of large scale projects: Antamina, Las Bambas and Antapaccay in Peru, and El Pachon. Former Vice President of Projects for Glencore and Construction Manager for Bechtel. Masters Mining Engineering. Strong senior executive, management skills developed managing large open pit and underground operations for gold, silver & copper with Goldcorp, Glencore, Xstrata and Barrick. Mining Engineer. President & COO Donald Brown SVP, Projects Ron Espell Environmental Director Jeff Snyder General Manager Barrick, American Vanadium, and various governmental roles within the Nevada State Mining Regulation & Reclamation. Environmental Geology. Twin Creeks, Lone Tree, Midas, Carlin Mine, and Hycroft. Metallurgical Engineer.

9 Source: Bloomberg. US$. As of January 17, 2017. 1Three year average. High Beta1 To Gold 2.7x Significant Leverage to Gold Price $9.50 $9.15 $0.42 $0.36 $3.94 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ 0 2 4 6 8 10 2000 2004 2008 2012 2016

10 MUX’s SCORE Operations Gold & Silver Production Cash Cost/oz in Lower ½ of Industry Production Growth 2 Mines 2 Development Projects 1 Big Copper Deposit

11 Gold / silver ratio 75:1. 2019 production based on internal estimates. 2016 Production 30% 70% 42% 58% Forecast 2019 Production Silver 3,303,709 oz Gold 101,482 oz Silver 7,300,000 oz Gold 137,000 oz

Decreasing Costs 12 $685 $962 US $ / oz Au Eq Gold / silver ratio 75:1. Based on internal estimates. $860 $700 $915 $650 $0 $200 $400 $600 $800 $1,000 $1,200 2013A 2014A 2015A 2016E 2017E Total Cash Costs All in Sustaining Cash Costs

Production Growth – Gold Equivalent Ounces 13 154koz 127koz 121koz 88koz Production in gold equivalent ounces. Gold / silver ratio 75:1. 2017-2020 based on internal estimates. 1 2018 includes ramp-up production from Gold Bar of 10koz production. (Estimated 75koz annualized) 2 2019 includes El Gallo Silver estimated 30k gold equivalent production assuming a silver price of over $21.00 per oz. 142koz 144koz 1 146koz 198koz 2 199koz

Location of Assets 14 2 Producing Mines 2 Mines to be Built + 1 Big Copper Deposit

Production: El Gallo Mine – Gold Sinaloa State Mexico 15 1Q3 Production. 2Production in gold equivalent ounces. Gold / silver ratio 75:1. Open Pit, Heap Leach 1.4 gpt Gold1 2016 Est. Production Cost2 Cash $550/oz, AISC $620/oz 2016 Production 55,266 oz Mine Life +2.5 Years Key Features 2017E Production 50,000 oz

Production: San José Mine - Gold & Silver 16 1 Reserve grade 2 Production in gold equivalent ounces. Gold / silver ratio 75:1. 100% basis. 3Goldcorp website, 2016 production estimate. Santa Cruz, Argentina Underground Mine, Narrow Vein, High Grade High Grade1 484 gpt Silver & 7.11 gpt Gold 2016 Production Cost2 Cash $780/oz, AISC $990/oz Annual Production MUX’s 49% Share 89,000 oz Gold Eq. or 45,000 oz Gold & 3.3 Moz Silver Mine Life 5 Years San José Mine Property Outline N 10 Km 0 20 Goldcorp Cerro Negro 2016 Production3 475-525 koz Au Key Features

Development Pipeline: Gold Bar – Gold 17 Cortez Trend Nevada, USA Gold Price $1,150 $1,250 $1,350 After Tax IRR 20% 30% 40% Payback 3 yrs 2.4 yrs 1.9 yrs Positive Feasibility Study (Oct 2015) @ $1,150 / oz Open Pit, Heap Leach, 1.1 gpt oxide ore, Low Capex Economic Sensitivity

Development Pipeline: Gold Bar – Gold


Cortez Trend
Nevada, USA

Key Features

1. **Great Address**
2. Open Pit, Heap Leach
   0.032 opt (1.1 gpt)
3. Annual Avg Production
   65 koz Gold
4. Cash Costs
   $728/oz
5. Mine Life
   6 Years
6. Mine Permitting Expected
   2H 2017


Silver Standard
Marigold
BMX
Battle Mountain Cortez Trend
Barrick's Biggest Gold Mine
Premier
McCoy-Cove
Cortez Pipeline
Cortez
Gold Rush Discovery
Tonkin
Gold Bar
N
0 10 20
Km
Waterton
Ruby Hill

18

LEVERAGE TO SILVER

Development Pipeline: El Gallo Silver


Sinaloa
State
Mexico

Key Features

1. Location
   Near Existing Operations
2. Grade
   125 gpt Silver
3. Projected Avg Annual Production[1]
   3.5 Moz Silver / Yr
4. Requires Higher Silver Price
   +$21 / oz
5. Alternatives Being Studied


MUX Property Outline
El Gallo
Silver
El Gallo
Mine
0
3
6
Miles
N

[1]Feasibility study based on internal economic studies, September 2012 @ $25/oz Silver, $1,415/oz Gold.

19

Los Azules – Leverage to Copper


San Juan
Province,
Argentina

19.7 Billion lbs Cu @ 0.55% + Gold & Silver Resources[1]


2.3 miles

Key Features

1. Large Deposit[1]
   Gold Equivalent +40Moz

2. Government Tax Changes Big Impact on Capex & Opex

3. New PEA Underway

[1]August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project.
Resources: indicated copper 5.4 B lb, inferred 14.3 B lbs.

20

Los Azules - Panoramic View - Looking South Preliminary Locations Proposed for Mine Facilities and Infrastructure 21 Northern Waste Dumps Los Azules Mine Primary Crusher Coarse Ore Conveyor Concentrator Facilities Tailings Pond Air Strip Tailings Dam

22 MUX’s SCORE Results Organic Growth, w/o Debt, Sale of Royalties, Streams, Hedges Financials Yield Share Volume Share Price Recovery

Improving Financial Results 23 9 Months 2016 12 Months 2015 12 Months 2014 Cash Flow / Share $0.08 $0.05 ($0.05) Earnings / Share $0.09 ($0.07) ($1.05) Working Capital $55.6 M $32.4 M $15.6 M Book Value / Share $1.49 $1.39 $1.48 Debt $0 $3.4 M $0 Cash & Liquid Assets $45.9 M $32 M $18.3 M Avg. Gold Price $1,259 $1,160 $1,266 Cash provided by operating activities, which is presented on the consolidated statement of cash flow, for the Q3 2016, 2015 & 2014 10-Q. Cash & liquid assets in cash, investments and precious metals at market price. This non-GAAP disclosure is defined in Q3 2016, 2015, 2014 10-K.

Next Payment February 2017 Capital Distribution to Shareowners 24 1¢ Per Share Paid Semi-Annually In February & August Tax Free in US & Canada We have a Yield

4.3 M US$1.2 B @$3.94 Market Cap 305 M 300 M Common Shares 25 Source: Bloomberg. US$. As of January 17, 2017. 1Share volume NYSE and TSX combined. 2016 Daily Share Volume Trading Liquidity1 NYSE & TSX MARKET FACTS Weekly Volume (Millions Shares) Shares Outstanding Fully Diluted 25% 24% 6% 45% Ownership Rob McEwen Indices Institutional Retail/Unidentified 0 20 40 60 80 2000 2004 2008 2012 2016

26 Source: Bloomberg. US$. As of January 17, 2017. 1Three year average. High Beta1 To Gold 2.7x Significant Leverage to Gold Price $9.50 $9.15 $0.42 $0.36 $3.94 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ +6x Since July 2015 0 2 4 6 8 10 2000 2004 2008 2012 2016

Gold Shares Offer Better Upside Potential Than Gold 27 Source: Bloomberg. US$. 2010-2012 date & high closing price. 1. Percentage Increase (or decrease) needed to achieve 2010-12 highs. Franco Nevada 2012-10-05 $60.85. Royal Gold 2012-09-28 $99.83. Gold 2011-09-05 $1900. Agnico Eagle 2010-12-06 $87.13.Newmont 2011-11-07 $72.13. McEwen 2011-04-08 $9.15. GDX 2011-09-08 $66.63. Current closing price as of January 17, 2017. McEwen Potential Gain1 Still Plenty Of Upside McEwen Newmont Agnico Eagle Gold Royal Gold Franco Nevada 132% 105% 87% 56% 46% - 6%

28 MUX’s SCORE Exploration Potential Nevada Mexico Argentina Innovation 2017 Exploration Budget $2 M $6 M $8 M $5 M

Gold Bar Exploration Potential 29 N 10 5 Km 100 ft @ 0.16 opt (30 m @ 5.48 gpt) 173 ft @ 0.08 opt (52.7 m @ 2.74 gpt) 0 4.22 gpt Au / 16.8 m1 Gold Bar Open Pits Gold Bar South Resource Legend Open Open Open Open 1Not included in NI 43-101. Cortez Trend Nevada, USA

El Gallo Complex Exploration Potential 30 El Gallo Mine 4.5 km 48 core holes 2.94 gpt / 38.2 m 9.59 gpt / 9.1 m 1.82 gpt / 31.5 m 7.82 gpt / 5.4 m 1.85 gpt / 15.2 m 9 core holes 1.2 gpt / 15.3 m 0.62 gpt / 6.9 m 0.54 gpt / 3.9 m Open Open Open Mineralization 5.6 gpt Surface Rock Samples (Gold gpt) Core Holes 2.7 24 13 1.6 1 1 14.8 5.4 Meters 0 150 300 MUX Property Outline Mineralization in surface samples and drill holes coincide with zones of high resistivity *All grades are in gpt gold. The above mineralized drill holes have not been included in McEwen Mining’s reserve or resources High Resistivity 5.5 2.8 9.6 24.8 7.5 Area of Drilling

San José Mine Exploration Potential 31 Santa Cruz, Argentina Property Outline N 10 Km 0 20 Goldcorp Cerro Negro 2016 Production3 475-525 koz Au San José Mine Potential Area

2017- What to Expect 32 Exploration News Permitting M&A Production & Exploration Focus Nevada – Gold Bar Mexico – El Gallo Silver (New Plan) Nevada Mexico Argentina

Reasons why gold looks good now 33

34 Student Loan $1T Food Stamps Federal Debt $20T Money Printing $4T Home Ownership Velocity of M2 Money Supply One Example of The Developed World’s Attempt to Get the Economy Moving THE IMPACT As of Jan 1, 2017 Source: Federal Reserve Bank of St. Louis. As of July 1, 2016 As of July 1, 2016 As of July 1, 2016 As of Jan 1, 2015 As of July 1, 2016

35 # of Gold Ounces to Buy the DJIA Source: Bloomberg. As of January 17, 2017 16 oz Jan 17, 2017

36 The Beginning of New Gold Uptrend Gold is Again Moving Up in All Major Currencies US$ EUR Source: Bloomberg. As of January 17, 2017 % US$ EUR % 2001 - 2011 2012 - Present Big $ invested in Mining Looks like it’s starting again Dec 17, 2015 $1,051 -40 -30 -20 -10 0 10 2012 2013 2014 2015 2016 2017 0 200 400 600 2001 2003 2005 2007 2009 2011

Time for a Mining Rant 37 “Our most important audience, our shareowners, need to be given more respect” April 1, 2016, The Canadian Mining Journal www.canadianminingjournal.com Contact info Christina McCarthy, Director, Corporate Development, 1.866.441.0690 • cd@mcewenmining.com